UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: January 31, 2019

KonaTel, Inc.

(Exact name of registrant as specified in its charter)

N/A

(Former name or address, if changed since last report)

Delaware	001-10171	80-0000245
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

13601 Preston Road, # E816

Dallas, Texas 75240

(Address of Principal Executive Offices, Including Zip Code)

(214) 323-8410

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter or Rule 12b-2 of the Securities and Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

NAME REFERENCES

Except as otherwise indicated by context, references to the “Company,” “we,” “our,” “us” and words of similar import refer to “KonaTel, Inc.,” a Delaware corporation, formerly named “Dala Petroleum Corp.,” which is the Registrant.

Item 4 – Matters Related to accountants and Financial Statements.

Item 4.01 Changes in Certifying Accountant.

Effective as of January 31, 2019, Green & Company, CPA’s LLC, of Tampa, Florida (“Green & Company”), the auditors of our financial statements for the year ended December 31, 2017, and the fiscal years ended September 30, 2017, and 2016, advised the Company that it declined to stand for re-election.  They had previously advised the Company of its intentions in this respect, though stating that it will continue to review and re-issue prior audit reports as may be necessary.

The reports of Green & Company on the financial statements of the Company for the year ended December 31, 2017, and the fiscal years ended September 30, 2017, and 2016, did not contain any adverse opinion or a disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope or accounting principles, except the audit reports of the fiscal years ended September 30, 2017, and 2016, contained a “going concern” qualification.

No action was required of the Board of Directors regarding the decision of Green & Company to decline to stand for re-election as our auditors; however, the Board of Directors acknowledged acceptance of the letter and this action, effective as of January 31, 2019.

During the year ended December 31, 2017, and the fiscal years ended September 30, 2017, and 2016, and through the interim period preceding such resignation of Green & Company, there were no disagreements with Green and Company on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Green & Company, would have caused Green & Company to make reference to the subject matter of the disagreements in connection with its reports.  Further, there were no “reportable events” as described in Item 304(a)(1)(iv) of Regulation S-K of the Securities and Exchange Commission (the “SEC”).

Effective January 31, 2019, the Company engaged Haynie & Company, Certified Public Accountants, of Salt Lake City, Utah (“Haynie & Company”), by resolution of the Board of Directors, to audit its financial statements for the year ended December 31, 2018.  During the Company’s two most recent calendar years ended December 31, 2017, and 2018, and the Company’s two fiscal years ended September 30, 2017, and 2016, and any subsequent interim period prior to engaging Haynie & Company, neither the Company nor anyone on its behalf consulted Haynie & Company regarding: (i) either the application of accounting principles to a specified transaction, either completed or proposed; (ii) or the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report was provided to the Company or oral advice was provided that Haynie & Company concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) and the related Instructions to Item 304 of Regulation S-K of the SEC) or a reportable event described in Item 304(a)(1)(v) thereof.

We have provided Green & Company with a copy of the disclosure provided under this Item 4.01 of this Current Report and have advised them to provide us with a letter addressed to the SEC as to whether they agree or disagree with the disclosures made herein.  A copy of their response is attached hereto and incorporated herein by this reference.  See Item 9.01 of this Current Report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.

Description of Exhibit

16.1

Letter regarding change in certifying accountant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KonaTel, Inc.

Date: February 6, 2019	By:	/s/ D. Sean McEwen
D. Sean McEwen
President, Chairman, Chief Executive Officer and Director

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